Financial risk management:	12 Months Ended
Dec. 31, 2024
Financial risk management:
Financial risk management:

Note 18 - Financial risk management:

The Company is exposed to financial risks that result from changes in interest rates, foreign exchange rates, price risk, liquidity risk and credit risk. The Company controls and maintains the treasury control functions related to transactions and global financial risks through practices approved by its Executive Board and Board of Directors.

This note contains information regarding the Company’s exposure to each of the aforementioned risks, and the objectives, policies and procedures to measure and manage risk.

The main risks to which the Company is exposed are:

18.1)	Market risk

18.1.1)	Interest rate risk

18.1.2)	Exchange rate risk

18.1.3)	Price risk

18.2)	Liquidity risk

18.3)	Credit risk - credit quality

18.4)	Capital management

18.5)	Fair value

18.1)Market risk

18.1.1) Interest rate risk

The Company has contracted bank loans to partially finance its operations. These transactions expose the Company to interest risk, with the main exposure to the risk of variable interest rates resulting from changes in the market base rates. The Santander bank charges interest based on the 28-day TIIE rate plus 1.50 points maturing in 2025, and the BBVA Bancomer bank charges interest based on the 28-day TIIE rate plus an applicable margin that fluctuates between 135 basis points and basis point maturing in 2029.

As of December 31, 2024, the reference rates used by the Company (TIIE and DTF) have suffered considerable increases compared to the year that ended on December 31, 2023, due to the economy and the impact of higher inflation. Despite the uncertainty caused by interest rates, although there is a risk of an increase in interest rates, the Company has cash of 17.5 times to pay the amount of debt and short-term loans.

18.1.2) Exchange rate risk

The Company is exposed to minor risk for changes in the value of the Mexican Peso against the U. S. Dollar. Historically, a significant portion of income generated by the Company (mainly derived from the fees charged to international passengers) are denominated in U. S. Dollars, and despite that, income is invoiced in Pesos at the average exchange rate of the previous month and likewise the cash flows are collected in Pesos. In addition, in August 2023 the Company contracted two investments in financial instruments denominated in US dollars. As of December 31, 2024, the Company has only one investment (See Note 6.3).

At December 31, 2023 and 2024, the Company is exposed to exchange rate risk for monetary position as follows:

	December 31,
	2023		2024

	(Thousands of dollars)
Asset	Ps.	507,164	Ps.	627,768
Liability		(6,419)		(7,450)
Monetary active position	Ps.	500,745	Ps.	620,318

At December 31, 2023 and 2024, the exchange rate was Ps.16.92 and Ps.20.79, respectively. Had the currency weakened by 5% in 2023 and 5% in 2024) with respect to the U.S. Dollar, the Company would have had a gain on monetary position at the close in the amount of Ps.423.6 million in 2023 and monetary gain of Ps.644.7 million in 2024. As of April 10, 2025, the date of issuance of this report, the exchange rate was Ps.20.7653.

18.1.3) Price risk

The rate regulation system applicable to the airports of the Company imposes maximum rates for each airport, which should not be exceeded on an annual basis. The maximum rates are the maximum annual income per unit of traffic (one passenger or 100 kg of cargo). If the maximum annual rate is exceed, the government authorities could revoke one or more of the Company’s concessions in Mexico.

The Company monitors and adjusts its income on a regular basis in order for its annual invoicing not to exceed the maximum rate limits. In the case of the Aerostar and Airplan concessions, there are no maximum ceilings established by the corresponding Government.

Concentrations:

At December 31, 2023 and 2024, approximately 59.3% and 61.3%, of revenue, not including income from construction services, resulted from operations at the Cancun International Airport.

18.2) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its funding requirements. The Company’s Management has established policies, procedures and limits of authority that govern the Treasury function. Treasury is responsible for ensuring liquidity and managing the working capital to ensure payments to suppliers, debt servicing and funding of operating costs and expenses.

The Company is cautious about liquidity risk and maintains sufficient cash and negotiable instruments and the availability of financing through an adequate amount of credit facilities to meet obligations at maturity and settle trading positions. At period end on December 31, 2022, 2023 and 2024 the Company had demand deposits amounting to Ps.13,174,991 and Ps.13,872,897 and Ps.20,083,457 respectively, and as of December 31, 2023 an available credit lines amounting to USD20,000 (approximately Ps.338,380) and as of December 31, 2024 an available credit lines amounting to USD20,000 (approximately Ps.415,724) and USD10,000 (approximately Ps.207,862), to manage liquidity risk. which as of December 31, 2024 has not drawn on this credit line. Due to the dynamic situation and current uncertainty, the Company’s Treasury function maintains flexibility in the funding under credit lines and keeping availability.

Company’s Management controls changes in its liquidity reserves forecast (including unused credit lines) and cash and cash equivalents based on expected cash flows. In general, this is conducted at country level for operating entities of the Company according to practices and limits set. These limits vary in each country, taking into account the liquidity of the market in which the Company operates. Additionally, the Group’s policy on liquidity management includes cash flows projections in the main currencies and the consideration of the necessary level of liquid assets to meet these projections; the control of liquidity ratios of the Statement of Financial Position regarding the internal and external regulatory requirements, and the maintenance of the debt financing plans.

The following table shows the liquidity position for each country where the Company operates.

	Cash and
	cash		Total		Short - term		Long - term
December 31, 2023	equivalents		Debt		Debt		Debt
Mexico	Ps.	9,770,273	Ps.	2,522,974	Ps.	883,153	Ps.	1,639,821
Aerostar		1,518,455		8,748,247		344,048		8,404,199
Airplan		2,584,169		953,549		6,438		947,111
Total	Ps.	13,872,897	Ps.	12,224,770	Ps.	1,233,639	Ps.	10,991,131

	Cash and
	cash		Total		Short - term		Long - term
December 31, 2024	equivalents		Debt		Debt		Debt
Mexico	Ps.	15,868,354	Ps.	2,423,495	Ps.	685,490	Ps.	1,738,005
Aerostar		850,723		10,507,887		443,814		10,064,073
Airplan		3,364,380		428,074		2,226		425,848
Total	Ps.	20,083,457	Ps.	13,359,456	Ps.	1,131,530	Ps.	12,227,926

The following table presents the analysis of the net financial liabilities of the Company based on the period between the date of the statement of consolidated financial position and the maturity date, including undiscounted contractual cash flows:

	Under		Between 3 months		Between 1		Between 2 and
At December 31, 2023	3 months		and one year		and 2 years		5 years
Bank loans and interest	Ps.	853,062	Ps.	388,439	Ps.	787,830	Ps.	2,163,132
Long term debt		342,243		348,518		698,955		2,128,755
Suppliers		306,547
Accounts payable and accrued expenses		1,156,955

At December 31, 2024
Bank loans and interest	Ps.	97,469	Ps.	891,336	Ps.	369,518	Ps.	2,418,340
Long term debt		425,793		432,923		871,003		2,605,601
Suppliers		325,701
Accounts payable and accrued expenses		1,305,959

As of December 31, 2023 and 2024, the amount of undiscounted contractual cash flows associated with maturities greater than 5 years of long-term debt including interest amounts to Ps.9,760,047 and Ps.11,129,662, respectively.

The following table shows the Company’s short term liquidity as of:

	December 31,
	2023		2024
Current assets	Ps.	18,733,197	Ps.	25,656,011
Current liabilities		4,827,227		5,887,006
Short term position (liquidity)	Ps.	13,905,970	Ps.	19,769,005

18.3) Credit risk - credit quality

The financial instruments that are potentially subject to credit risks consist mainly of accounts receivable. Income obtained from fares charged to passengers is not guaranteed and therefore the Company faces the risk of not being able to collect the full amounts invoiced in the event of insolvency of its clients, which are the airlines. The Company frequently reviews financial instruments and tests them for impairment. (See Note 6.2).

In the year 2023, the bankruptcy proceedings of Viva Air and Ultra Air airlines, Airplan clients,have reported substantial losses. In addition to this, the income from passenger fees from the main client airlines and their balance as of December 31, 2023 and 2024, amounts to Ps.23,415 and Ps.26,514, respectively, however not all of them are guaranteed by guarantee or othe type of security interest. Therefore, in the event of insolvency of any of the airlines, the Company would have no certainty of recovering the total sum of amounts invoiced to the airlines for passenger fees. In August 2010, Grupo Mexicana filed for bankruptcy. Grupo Mexicana owes the Company Ps.128,000 for passenger fees. As a result of Grupo Mexicana’s bankruptcy, the Company had increased, at that time its reserve for uncollectable accounts by Ps.128,000. The Company has determined that it may not be able to collect that amount. (See Note 6.2).

The Company operates under three methods to collect from Airlines:

a.	Credit, mainly offered to airlines with which there is a history of frequent and stable flights,
b.	Advances, from airlines with reasonably stable flights or that are in the exploration stage of routes or destinations, and
c.	Cash, mainly offered for Charter flights and airlines with new flights.

With this segregation, the Company reduces its collection risk since the airlines that operate under methods b) and c) do not generate accounts receivable.

Cash and cash equivalents are not subject to credit risks since the amounts are kept at financial institutions of good standing, and investments are subject to lower significant risk as they are being backed by the Mexican Federal Government or institutions with AAA high market ratings.

Investments in financial instruments are not subject to credit risks since the amount is kept in a solid financial institution with AAA high market ratings.

18.4) Capital management

The objective of Management is to safeguard the Company’s ability to continue operating as a going-concern in order to provide returns for stockholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

These activities are monitored through the review of information pertaining to the Company’s operation and the Industry. This effort is coordinated by the CEO. Through a planning method, detailed simulations are formulated of identified risks as they are known. The risks identified are valued in terms of probability and impact and are presented to the proper authorities. The result of all these activities is reported to the market through 20-F reports, the Mexican Circular Unica and quarterly reports by an Investment Committee that analyzes, among other, financial risks.

During the year, there was no material uncertainty regarding the Company’s ability to continue as a going concern. At December 31, 2023 and 2024, the Company’s Board has a reasonable expectation that the Group has the appropriate resources to continue operating at least for the next twelve months and that the use of the going concern basis of accounting is appropriate.

18.5) Fair value

Financial instruments (bank loans and long term debts), at amortized cost in accordance with the valuation method used are at level 2 in 2023 and 2024, there are no financial instruments carried at fair value.

The different levels have been defined as follows:

Level 1: Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2: Quoted prices for similar instruments in active markets; quoted prices for instruments, identical or similar, in non-active markets and valuations through models where all significant data are observable in the active markets.

Level 3: Asset or liability input that is not based on observable market data (i.e., non-observable).

The fair value of financial instruments traded in active markets is based on market prices quoted at the consolidated statement of financial position closing date. A market is considered active if quotation prices are clearly and regularly available through a stock exchange, trader, dealer, industry group, price fixing services, or regulatory agency, and those prices reflect regularly and on current bases the market transactions under independent conditions. The quoted price used for the financial assets held by Company’s is the current offer price.